EX-99.77Q(1)(e) – Copies of any new or amended investment advisory contracts

Form of Sub-Advisory Agreement (Parametric Portfolio Associates LLC) on behalf of GuideStone Funds is herein incorporated by reference to PEA 66 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-062401) as filed with the SEC on February 28, 2017

The Form of Expense Cap Letter with GSCM for the Investor Class of the GuideStone Funds is herein incorporated by reference to PEA 66 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-062401) as filed with the SEC on February 28, 2017

The Form of Expense Cap Letter with GSCM for the Institutional Class of the GuideStone Funds is herein incorporated by reference to PEA 66 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-062401) as filed with the SEC on February 28, 2017

The Form of Advisory Agreement (GuideStone Capital Management, LLC (“GSCM”) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to Post-Effective Amendment No. 71 (“PEA 71”) to the Registration Statement on Form N-1A (Accession No. 0001193125-17-218455) as filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2017

The Form of Sub-Advisory Agreement (Allianz Global Investors U.S. LLC) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to PEA 71 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-218455) as filed with the SEC on June 29, 2017

Form of Sub-Advisory Agreement (Parametric Portfolio Associates LLC) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to PEA 71 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-218455) as filed with the SEC on June 29, 2017

The Form of Sub-Advisory Agreement (Perella Weinberg Partners Capital Management LP) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to PEA 71 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-218455) as filed with the SEC on June 29, 2017

The Form of Sub-Advisory Agreement (Neuberger Berman Investment Advisers LLC) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to PEA 71 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-218455) as filed with the SEC on June 29, 2017

The Form of Sub-Advisory Agreement (ClearBridge Investments, LLC) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to PEA 71 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-218455) as filed with the SEC on June 29, 2017

The Form of Expense Cap Letter with GSCM for the Investor Class of the Strategic Alternatives Fund is herein incorporated by reference to PEA 71 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-218455) as filed with the SEC on June 29, 2017

The Form of Expense Cap Letter with GSCM for the Institutional Class of the Strategic Alternatives Fund is herein incorporated by reference to PEA 71 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-218455) as filed with the SEC on June 29, 2017

The Form of Fee Waiver Agreement with GuideStone Financial Resources of the Southern Baptist Convention and GuideStone Resource Management, Inc. is herein incorporated by reference to PEA 71 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-218455) as filed with the SEC on June 29, 2017

The Form of Fee Waiver Agreement with GuideStone Financial Resources of the Southern Baptist Convention and GuideStone Resource Management, Inc. is herein incorporated by reference to PEA 71 to the Registration Statement on Form N-1A (Accession No. 0001193125-17-218455) as filed with the SEC on June 29, 2017